SECURITIES AND EXCHANGE COMMISSION
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                              Washington, DC 20549
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                                    FORM 8-K
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                           Current Report Pursuant to
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                           Section 13 or 15(d) of the
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                         Securities Exchange Act of 1934
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Date of Report (Date of Earliest Event Reported):             March 14, 2000
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                              Mizar Energy Company
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             (Exact Name of Registrant as Specified in its Charter)


   000-24977                    Colorado                 33-0231238
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  (Commission               (State or Other             (IRS Employer
  File Number)              Jurisdiction of           Indemnification
                             Incorporation)                Number)


5200 NW 33rd Avenue, Suite 215
Ft. Lauderdale, FL                                        33309
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (954) 739-0607
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Item 4.  Change in Registrant's Certifying Accountants.

(a)               Previous independent accountants

         (i) On March 14, 2000, Mizar Energy Company, a Colorado company. (the "Company") decided that it was in its best interest to retain an accounting firm that was based in South Florida. On March 14, 2000, the Company dismissed Spicer, Jeffries & Co., its independent accountants, who are based in Denver, Colorado. The Company's decision to change accountants was based solely on the decision to have a local accounting firm and was not at all related to the quality of work by Spicer, Jeffries & Co. or any disagreements with such firm.

         (ii) The reports of on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion.

         (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants at a Board meeting held in March 2000.

         (iv) In connection with its audits for the two most recent fiscal years and through March 14, 2000, there have been no disagreements with Spicer, Jeffries & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Spicer, Jeffries & Co. would have caused them to make reference thereto in their report on the financial statement for such years.

         (v) The Company has requested that Spicer, Jeffries & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated March 14, 1999 is filed as Exhibit 16 to the Form 8-K.

(b)      New independent accountants

         (i) The Company engaged Sewell and Company, P.A. ("Sewell") as its new independent accountants as of March 14, 2000. Sewell has offices in Hollywood, Florida and Pembroke Pines, Florida. Prior to the engagement, the Company did not consult with Sewell about the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements or ask Sewell to provide any written or oral advice that was an important factor that the Company considered in reaching decisions as to the accounting, auditing or financial reporting issues.

Item 7.  Financial Statements and Exhibits

         Exhibits 16-    Change in Certifying Accountants

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                 MIZAR ENERGY COMPANY

Date: March 15, 2000             By:  /s/ Gary Verdier
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                                 Chief Executive Officer, Treasurer, Secretary
                                 and Chairman


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